BLACKROCK LIQUIDITY FUNDS

Federal Trust Fund

Treasury Trust Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated July 28, 2015 to the

Premier Shares

Private Client Shares

Prospectuses of the Funds, dated February 27, 2015

The Board of Trustees of BlackRock Liquidity Funds (the “Board”), on behalf of each Fund, has approved an investment policy in order for each Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Funds to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in a Fund’s weekly liquid assets. The Board has also approved an amended investment objective for each Fund. These changes will become effective October 1, 2015. Accordingly, effective October 1, 2015, the Funds’ prospectuses are amended as follows:

The section of the Funds’ prospectuses entitled “Fund Overview — Key Facts About Federal Trust Fund — Investment Objective” is deleted in its entirety and replaced with the following:

The investment objective of Federal Trust Fund (the “Fund”), a series of BlackRock Liquidity Funds (the “Trust”), is to seek current income as is consistent with liquidity and stability of principal.

The section of the Funds’ prospectuses entitled “Fund Overview — Key Facts About Treasury Trust Fund — Investment Objective” is deleted in its entirety and replaced with the following:

The investment objective of Treasury Trust Fund (the “Fund”), a series of BlackRock Liquidity Funds (the “Trust”), is to seek current income as is consistent with liquidity and stability of principal.

The first paragraph of the section of the Funds’ prospectuses entitled “Fund Overview — Key Facts About Federal Trust Fund — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Federal Trust Fund invests 100% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities, the interest income on which, under current federal law, generally may not be subject to state income tax. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The section of the Funds’ prospectuses entitled “Fund Overview — Key Facts About Federal Trust Fund — Principal Risks of Investing in the Fund” is amended by deleting the last sentence of the bullet point captioned “Regulatory Risk.”

The first paragraph of the section of the Funds’ prospectuses entitled “Fund Overview — Key Facts About Treasury Trust Fund — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Treasury Trust Fund invests 100% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The section of the Funds’ prospectuses entitled “Fund Overview — Key Facts About Treasury Trust Fund — Principal Risks of Investing in the Fund” is amended by removing the bullet point captioned “Repurchase Agreements Risk” and deleting the last sentence of the bullet point captioned “Regulatory Risk.”

The section of the Funds’ prospectuses entitled “Details About the Funds — How Each Fund Invests — Investment Objectives” is amended by revising the investment objectives chart to indicate that the investment objectives of Federal Trust Fund and Treasury Trust Fund are as follows:

Fund	Investment Objective
Federal Trust Fund	Each Fund seeks current income as is consistent with liquidity and stability of principal.
Treasury Trust Fund

The section of the Funds’ prospectuses entitled “Details About the Funds — How Each Fund Invests — Principal Investments” is amended by removing the paragraph captioned “Repurchase Agreements” with respect to Treasury Trust Fund.

The section of the Funds’ prospectuses entitled “Details About the Funds — Investment Risks — Principal Risks of Investing in the Funds” is amended by removing the paragraph captioned “Repurchase Agreements Risk” with respect to Treasury Trust Fund and by deleting the last sentence of the paragraph captioned “Regulatory Risk.”

Shareholders should retain this Supplement for future reference.

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